Name of Trust: VALIC Co I
Name of Fund: Small-Mid Growth Fund
Name of Sub-Adviser: Goldman Sachs Asset Management L.P.
"Quarter End:  August 31, 2014"
Procedures Pursuant to Rule 10f-3

		Securities Purchased
						1

1	Name of Underwriters				(GS) GOLDMAN, SACHS & CO.

DEUTSCHE BANK SECURITIES INC.
DOUGHERTY & COMPANY LLC
EVERCORE GROUP L.L.C.
MORGAN STANLEY & CO. LLC
PIPER JAFFRAY & CO
RBC CAPITAL MARKETS, LLC
"
     	(See prospectus attached)

2	Name of Issuer  					Adeptus Health Inc

3	Title of Security					ADEPTUS HEALTH INC

4	Date of First Offering					06/25/14

5	Amount of Total Offering					4,900,000

6	Unit Price					22.000

7	Underwriting Spread or Commission					1.5400

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					Common Stock

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					N/A

15	Dollar Amount of Purchases					"$47,388.00 "

16	Number of Shares Purchased					"2,154.00"

17	Years of Continuous Operation			At least 3 years of Operation

18	Percentage of Offering Purchased					0.0440%
	by Portfolio

19	Percentage of Offering Purchased by					3.5275%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					3.5715%

21	Percentage of Portfolio Assets					0.0369%
	Applied to Purchase

22	Name(s) of Underwriter(s) or			"DEUTSCHE BANK SECURITIES INC.
"
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					YES
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					NO
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						YES
(Yes or No)



Name of Trust: VALIC Co I
Name of Fund: Global Real Estate Fund
Name of Sub-Adviser: Goldman Sachs Asset Management L.P.
"Quarter End:  August 31, 2014"
Procedures Pursuant to Rule 10f-3
						Securities Purchased
						1

1	Name of Underwriters	(GS) GOLDMAN SACHS INTERNATIONAL

CITIGROUP GLOBAL MARKETS INC.
DAIWA CAPITAL MARKETS
EUROPE LIMITED
DAIWA SECURITIES CO., LTD.

MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED

MITSUBISHI UFJ MORGAN STANLEY SECURITIES CO., LTD.
MIZUHO SECURITIES
 USA INC.
NOMURA SECURITIES CO., LTD
OKASAN HOLDINGS, INC.

SMBC NIKKO SECURITIES INC.
UBS SECURITIES LLC"
     	(See prospectus attached)

2	Name of Issuer  			Mitsui Fudosan Co Ltd

3	Title of Security			"MITSUI FUDOSAN CO., LTD."

4	Date of First Offering					06/17/14

5	Amount of Total Offering			"95,700,000"

6	Unit Price					"3,138.000"

7	Underwriting Spread or Commission			1.4600

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					Common Stock

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					N/A

15	Dollar Amount of Purchases					"13,000.00"

16	Number of Shares Purchased					"$399,275.72"

17	Years of Continuous Operation					"13,000.00"

18	Percentage of Offering Purchased	At least 3 years of Operation
	by Portfolio

19	Percentage of Offering Purchased by					0.0136%
	other Portfolios of the Trust and
	other Investment Companies advised					0.0230%
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					0.0366%

21	Percentage of Portfolio Assets					0.1671%
	Applied to Purchase

22	Name(s) of Underwriter(s) or"SMBC NIKKO SECURITIES
                                      (HONG KONG) LIMITED
"
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"				YES
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					NO
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						YES
(Yes or No)



Name of Trust: VALIC Co I
Name of Fund: Global Real Estate Fund
Name of Sub-Adviser: Goldman Sachs Asset Management L.P.
QUARTER ENDED: 11/30/2014
Procedures Pursuant to Rule 10f-3
Securities Purchased


1	Name of Underwriters	(GS) GOLDMAN, SACHS & CO.

ABG SUNDAL COLLIER NORGE ASA
DANSKE BANK
A/S
KEMPEN & CO N.V.
SVENSKA HANDELSBANKEN AB
"
     	(See prospectus attached)

2	Name of Issuer  					Entra ASA

3	Title of Security					ENTRA ASA

4	Date of First Offering					10/17/14

5	Amount of Total Offering					"80,468,200"

6	Unit Price					65.000

7	Underwriting Spread or Commission					0.6175

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					Common Stock

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					"153,184.00"

15	Dollar Amount of Purchases					"$1,516,950.50"

16	Number of Shares Purchased					"153,184.00"

17	Years of Continuous Operation		At least 3 years of Operation

18	Percentage of Offering Purchased					0.1904%
	by Portfolio

19	Percentage of Offering Purchased by					0.2446%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					0.4350%

21	Percentage of Portfolio Assets					0.5438%
	Applied to Purchase

22	Name(s) of Underwriter(s) or	"ABG SUNDAL COLLIER NORGE ASA
"
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					YES
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					NO
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  				YES
(Yes or No)




					VALIC Companyy I
					Government Securities Fund
					J.P. Morgan Investment Management Inc.
"                              QUARTER ENDED:  November 30, 2014

                            Procedures Pursuant to Rule 10f-3

						Securities Purchased
						1

1	Name of Underwriters	Citigroup Global Markets Inc.

Goldman, Sachs Co.
J.P. Morgan Securities LLC

Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.

Morgan Stanley Co. LLC
Barclays Capital Inc.

Merrill Lynch, Pierce, Fenner Smith Incorporated

Mitsubishi UFJ Securities (USA) Inc.
RBC Capital Markets,
 LLC
RBS Securities Inc.
BBVA Securities Inc.

Credit Suisse Securities (USA) LLC
Fifth Third Securities, Inc.

ING Financial Markets LLC
PNC Capital Markets LLC

The Williams Capital Group, L.P.

U.S. Bancorp Investments, Inc.
Wells Fargo Securities, LLC


2Name of Issuer  Procter & Gamble Company(PG 1.90% November 1, 2019)

3	Title of Security					Debt

4	Date of First Offering				10/27/2014

5	Amount of Total Offering				550,000,000

6	Unit Price				$99.848

7	Underwriting Spread or Commission			0.35%

8	Rating					AA

9	Maturity Date					11/1/2019

10	Current Yield					1.89%

11	Yield to Maturity					1.80%

12	Subordination Features					N/A

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		" $549,164,000.00 "

15	Dollar Amount of Purchases					"$175,732.48"

16	Number of Shares Purchased					" 176,000 "

17	Years of Continuous Operation					3+

18	Percentage of Offering Purchased					0.032%
	by Portfolio

19	Percentage of Offering Purchased by					0.710%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					0.742%

21	Percentage of Portfolio Assets					0.110%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		Goldman Sachs and Company
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)






					VALIC Companyy I
					Government Securities Fund
				J.P. Morgan Investment Management Inc.
                                QUARTER ENDED:  November 30, 2014

                                  Procedures Pursuant to Rule 10f-3
Securities Purchased
						1

1	Name of Underwriters
Barclays Capital Inc.

BNP Paribas Securities Corp.

HSBC Securities (USA) Inc.

J.P. Morgan Securities LLC

Morgan Stanley Co. LLC


2Name of Issuer BP Capital Markets Plc(BPLN 2.521% January 15,2020)

3	Title of Security					Debt

4	Date of First Offering					10/30/2014

5	Amount of Total Offering					"1,250,000,000"

6	Unit Price					$100.000

7	Underwriting Spread or Commission					0.17%

8	Rating					A

9	Maturity Date					1/15/2020

10	Current Yield					2.50%

11	Yield to Maturity					2.38%

12	Subordination Features					N/A

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		" $1,247,875,000.00 "

15	Dollar Amount of Purchases		"$250,000.00"

16	Number of Shares Purchased					" 250,000 "

17	Years of Continuous Operation					3+

18	Percentage of Offering Purchased					0.020%
	by Portfolio

19	Percentage of Offering Purchased by					1.290%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					1.310%

21	Percentage of Portfolio Assets					0.150%
	Applied to Purchase

22	Name(s) of Underwriter(s) or	BNP Paribas Securities
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)




					VALIC Companyy I
					Government Securities Fund
					J.P. Morgan Investment Management Inc.
                            QUARTER ENDED:  November 30, 2014

               Procedures Pursuant to Rule 10f-3

						Securities Purchased


1	Name of Underwriters
BofA Merrill Lynch

Barclays
HSBC
J.P. Morgan Securities LLC

Goldman, Sachs & Co.

SMBC Nikko
MUFG
US Bancorp
Mizuho Securities

Wells Fargo Securities

RBC Capital Markets

The Williams Capital Group, L.P.



2	Name of Issuer  Gilead Sciences Inc (GILD 3.50% February 1, 2025)"

3	Title of Security					Debt

4	Date of First Offering					11/12/2014

5	Amount of Total Offering					"1,750,000,000"

6	Unit Price					$99.906

7	Underwriting Spread or Commission					0.45%

8	Rating					A

9	Maturity Date					2/1/2025

10	Current Yield					3.40%

11	Yield to Maturity					3.15%

12	Subordination Features					N/A

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased	" $1,748,355,000.00 "

15	Dollar Amount of Purchases					"$143,864.64"

16	Number of Shares Purchased					" 144,000 "

17	Years of Continuous Operation					3+

18	Percentage of Offering Purchased					0.008%
	by Portfolio

19	Percentage of Offering Purchased by					1.040%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					1.048%

21	Percentage of Portfolio Assets					0.090%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		BofA Merrill Lynch
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)



VALIC Companyy I
Government Securities Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  November 30, 2014"
Procedures Pursuant to Rule 10f-3
						Securities Purchased


1	Name of Underwriters
BofA Merrill Lynch

Barclays
HSBC
BNP Paribas
Deutsche Bank Securities

Wells Fargo Securities

J.P. Morgan Securities
LLC
BB&T Capital Markets

BBVA
BMO Capital Markets

CIBC
Citigroup
DNB Markets
Fifth Third Securities

Llyods Securities
MUFG
Mizuho Securities
Morgan Stanley

PNC Capital Markets LLC
RBC Capital Markets
Scotiabank

Societe Generale
SMBC Nikko

Standard Chartered Bank
TD Securities
US Bancorp



2	Name of Issuer  "Noble Energy Inc (NBL 3.90% November 15, 2024)"

3	Title of Security					Debt

4	Date of First Offering					11/4/2014

5	Amount of Total Offering					"650,000,000"

6	Unit Price					$99.695

7	Underwriting Spread or Commission					0.65%

8	Rating					BBB

9	Maturity Date					11/15/2024

10	Current Yield					3.88%

11	Yield to Maturity					3.84%

12	Subordination Features					N/A

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased	" $648,017,500.00 "

15	Dollar Amount of Purchases					"$115,646.20"

16	Number of Shares Purchased					" 116,000 "

17	Years of Continuous Operation					3+

18	Percentage of Offering Purchased					0.018%
	by Portfolio

19	Percentage of Offering Purchased by					2.160%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					2.178%

21	Percentage of Portfolio Assets					0.070%
	Applied to Purchase

22	Name(s) of Underwriter(s) or		BofA Merrill Lynch
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)





VALIC Companyy I
Government Securities Fund
J.P. Morgan Investment Management Inc.
QUARTER ENDED:  November 30, 2014
Procedures Pursuant to Rule 10f-3

						Securities Purchased


1	Name of Underwriter
Goldman, Sachs Co.
BofA Merrill Lynch

Deutsche Bank Securities
Barclays
Morgan Stanley
HSBC

J.P. Morgan Securities LLC
Wells Fargo Securities

MUFG
RBS
Societe Generale
UniCredit Capital Markets

US Bancorp
Fifth Third Securities

BB&T Capital Markets
Llyods Securities

Mizuho Securities

SMBC Nikko
Loop Capital Markets

Ramirez & Co., Inc.
SunTrust Robinson Humphrey

"


2Name of Issuer Walgreens Boots Alliance (WAG3.80%November 18,2024)

3	Title of Security					Debt

4	Date of First Offering					11/6/2014

5	Amount of Total Offering		"2,000,000,000"

6	Unit Price					$99.769

7	Underwriting Spread or Commission		0.45%

8	Rating					BBB

9	Maturity Date					11/18/2024

10	Current Yield					3.72%

11	Yield to Maturity					3.55%

12	Subordination Features					N/A

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased		" $1,995,380,000.00 "

15	Dollar Amount of Purchases					"$324,249.25"

16	Number of Shares Purchased					" 325,000 "

17	Years of Continuous Operation					3+

18	Percentage of Offering Purchased					0.016%
	by Portfolio

19	Percentage of Offering Purchased by					1.330%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					1.346%

21	Percentage of Portfolio Assets					0.200%
	Applied to Purchase

22	Name(s) of Underwriter(s) or	BofA Merrill Lynch
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)



Valic Company I & Valic Company II
Valic Mid Cap Strategic Growth Fund
 Morgan Stanley Investment Management Inc.
"QUARTER ENDED:  November 30, 2014
Procedures Pursuant to Rule 10f-3

					Securities Purchased


1	Name of Underwriters
     	(See prospectus attached)

2	Name of Issuer  					Zalando SE

3	Title of Security					Common Stock

4	Date of First Offering					10/1/2014

5	Amount of Total Offering					"$664,771,111"

6	Unit Price					EUR 21.50

7	Underwriting Spread or Commission					EUR 0.3225

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					N/A

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					N/A

15	Dollar Amount of Purchases					"$529,971"

16	Number of Shares Purchased					"19,513"

17	Years of Continuous Operation					3+

18	Percentage of Offering Purchased
	by Portfolio					0.0797%

19	Percentage of Offering Purchased by					5.5380%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					5.6177%

21	Percentage of Portfolio Assets					0.2900%
	Applied to Purchase

22	Name(s) of Underwriter(s) or				Goldman Sachs London
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					Yes
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					No
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)



Company:  VALIC
Fund Name:  VALIC - SMCAP SPECIAL VALUE
Subadvisor:  Wells Capital Management
QUARTER ENDED: 11/30/14
Procedures Pursuant to Rule 10f-3
						Securities Purchased
						1
1	Name of Underwriters

Goldman, Sachs & Co. J.P. Morgan
BofA Merrill Lynch
Barclays Credit Suisse
Macquarie Capital

Dowling & Partners Securities, LLC
Keefe, Bruyette & Woods
A Stifel Company
Wells Fargo Securities


2	Name of Issuer 		Essent Group Ltd (ESNT)

3	Title of Security	ESSent Group Ltd (ESNT)

4	Date of First Offering					11/20/2014

5	Amount of Total Offering					"$307,050,000"

6	Unit Price					$22.25

7	Underwriting Spread or Commission					4.50%

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					N/A

13	Nature of issuing Political
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue					N/A

14	Total Par Value of Bonds Purchased					N/A

15	Dollar Amount of Purchases					"$777,905"

16	Number of Shares Purchased					"34,962"

17	Years of Continuous Operation					5

18	Percentage of Offering Purchased					0.253%
	by Portfolio

19	Percentage of Offering Purchased by
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser					5.906%

20	Sum of (18) and (19)					6.159%

21	Percentage of Portfolio Assets
	Applied to Purchase					0.51%

22	Name(s) of Underwriter(s) or
	Dealer(s) from whom Purchased					JP Morgan

23	"Is the Adviser, any Subadviser"
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?					Yes

24	Were Purchases Designated as Group
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"					No

25 Was the Offering Fully Subscribed?  						Yes
(Yes or No)





Name of Trust: VALIC Co I
Name of Fund: Small-Mid Growth Fund
Name of Sub-Adviser: Goldman Sachs Asset Management L.P.
QUARTER ENDED: 11/30/2014
Procedures Pursuant to Rule 10f-3

						Securities Purchased
						1

1	Name of Underwriters	"(GS) GOLDMAN, SACHS & CO.

ALLEN & COMPANY LLC
C
ANACCORD GENUITY SECURITIES LLC...

CITIGROUP GLOBAL MARKETS INC.

COWEN AND COMPANY, LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED

PACIFIC CREST SECURITIES, INC.

PIPER JAFFRAY & CO
RAYMOND
JAMES & ASSOCIATES, INC.

WELLS FARGO SECURITIES, LLC
"
     	(See prospectus attached)

2	Name of Issuer  					Wayfair Inc

3	Title of Security					WAYFAIR INC.

4	Date of First Offering					10/02/14

5	Amount of Total Offering					"10,500,000"

6	Unit Price					29.000

7	Underwriting Spread or Commission					1.7400

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					Common Stock

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					"6,948.00"

15	Dollar Amount of Purchases					"$201,492.00"

16	Number of Shares Purchased					"6,948.00"

17	Years of Continuous Operation		At least 3 years of Operation

18	Percentage of Offering Purchased					0.0662%
	by Portfolio

19	Percentage of Offering Purchased by					1.6101%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					1.6762%

21	Percentage of Portfolio Assets					0.1760%
	Applied to Purchase

22	Name(s) of Underwriter(s) or	"MERRILL LYNCH,
                             PIERCE, FENNER & SMITH, INCORPORATED
"
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					YES
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					NO
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						YES
(Yes or No)




Name of Trust: VALIC Co I
Name of Fund: Small-Mid Growth Fund
Name of Sub-Adviser: Goldman Sachs Asset Management L.P.
QUARTER ENDED: 11/30/2014
Procedures Pursuant to Rule 10f-3




1	Name of Underwriters	"(GS) GOLDMAN, SACHS & CO.

CANACCORD GENUITY INC.

CREDIT SUISSE SECURITIES (USA) LLC

ROBERT W BAIRD & CO INCORPORATED

STIFEL, NICOLAUS & COMPANY, INCORPORATED

SUNTRUST ROBINSON HUMPHREY, INC.
"
     	(See prospectus attached)

2	Name of Issuer  					Freshpet Inc

3	Title of Security					"FRESHPET, INC."

4	Date of First Offering					11/07/14

5	Amount of Total Offering					"10,416,700"

6	Unit Price					15.000

7	Underwriting Spread or Commission					1.0500

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					Common Stock

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					"3,299.00"

15	Dollar Amount of Purchases					"$49,485.00"

16	Number of Shares Purchased					"3,299.00"

17	Years of Continuous Operation					At least 3 years of Operation

18	Percentage of Offering Purchased					0.0317%
	by Portfolio

19	Percentage of Offering Purchased by					2.8484%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					2.8800%

21	Percentage of Portfolio Assets					0.0416%
	Applied to Purchase

22	Name(s) of Underwriter(s) or"CREDIT SUISSE SECURITIES (USA) LLC
"
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					YES
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					NO
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						YES
(Yes or No)



Name of Trust: VALIC Co I
Name of Fund: Small-Mid Growth Fund
Name of Sub-Adviser: Goldman Sachs Asset Management L.P.
QUARTER ENDED: 11/30/2014
Procedures Pursuant to Rule 10f-3


						3

1	Name of Underwriters		(GS) GOLDMAN, SACHS & CO.

BARCLAYS CAPITAL INC.

CITIGROUP GLOBAL MARKETS INC.

CREDIT SUISSE SECURITIES (USA) LLC

DEUTSCHE BANK SECURITIES INC.

J.P. MORGAN SECURITIES LLC

JEFFERIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH, INCORPORATED

MORGAN STANLEY & CO. LLC

NOMURA SECURITIES INTERNATIONAL, INC.

ROBERT W BAIRD & CO INCORPORATED

SCOTT & STRINGFELLOW, LLC
S
MBC NIKKO SECURITIES INC.
UBS SECURITIES LLC
"
     	(See prospectus attached)

2	Name of Issuer  					Axalta Coating Systems Ltd

3	Title of Security					AXALTA COATING SYSTEMS LTD.

4	Date of First Offering					11/12/14

5	Amount of Total Offering					"50,000,000"

6	Unit Price					19.500

7	Underwriting Spread or Commission					0.9750

8	Rating					N/A

9	Maturity Date					N/A

10	Current Yield					N/A

11	Yield to Maturity					N/A

12	Subordination Features					Common Stock

13	Nature of issuing Political					N/A
	"Entity, if any, including in"
	"the case of revenue bonds,"
	underlying entity supplying
	the revenue

14	Total Par Value of Bonds Purchased					"21,521.00"

15	Dollar Amount of Purchases					"$419,659.50"

16	Number of Shares Purchased					"21,521.00"

17	Years of Continuous Operation	At least 3 years of Operation

18	Percentage of Offering Purchased					0.0431%
	by Portfolio

19	Percentage of Offering Purchased by					5.9594%
	other Portfolios of the Trust and
	other Investment Companies advised
	by the Adviser or any Subadviser

20	Sum of (18) and (19)					6.0025%

21	Percentage of Portfolio Assets					0.3479%
	Applied to Purchase

22	Name(s) of Underwriter(s) or	"CITIGROUP GLOBAL MARKETS INC.
"
	Dealer(s) from whom Purchased

23	"Is the Adviser, any Subadviser"					YES
	or any person of which the Adviser
	"or Subadviser is an ""affiliated"
	"person"", a Manager or Co-Manager"
	of Offering?

24	Were Purchases Designated as Group					NO
	Sales or otherwise allocated to the
	"Adviser, any Subadviser or any person"
	of whom the Adviser or Subadviser is
	"an ""affiliated person""?"

25 Was the Offering Fully Subscribed?  						YES
(Yes or No)